SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 20, 2002

                            THE SERVICEMASTER COMPANY
             (Exact name of registrant as specified in its charter)



DELAWARE                           1-14762                   36-3858106
---------                          -------                   ----------
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


2300 WARRENVILLE ROAD, DOWNERS GROVE, ILLINOIS                         60515
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (630) 271-1300
                                                    --------------


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS

The Company has updated the following Key Performance Indicators that were included in the Company's first quarter earnings release. The Company will be discussing these metrics in an investors conference on June 20, 2002.


                                         KEY PERFORMANCE INDICATORS

                                                       AS OF MAY 31,

                                                    2002          2001
                                                 ---------      ---------
      TRUGREEN -
        Growth in Full Program Contracts               1%           -2%
        Customer Retention Rate                     64.2%         62.4%

      TERMINIX -
        Growth in Pest Control Customers              12%           15%
        Pest Control Customer Retention Rate        77.3%         76.1%

        Growth in Termite Customers                    8%           20%
        Termite Customer Retention Rate             90.1%         88.5%

      AMERICAN HOME SHIELD -
        Growth in Warranty Contracts                  15%           10%
        Customer Retention Rate                     52.9%         50.9%

      Note: The customer retention rates are presented on a rolling, twelve month basis.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                THE SERVICEMASTER COMPANY


Date:  June 20, 2002            By:  /S/  STEVEN C. PRESTON
                                    -------------------------------------------
                                          Steven C. Preston
                                    Executive Vice President and
                                       Chief Financial Officer


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